UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2023

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1912 Farmer Brothers Drive, Northlake, Texas 76262
(Address of Principal Executive Offices) (Zip Code)

682 549-6600

(Registrant’s Telephone Number, Including Area Code)

None

(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	FARM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 6, 2023, Farmer Bros. Co., a Delaware corporation (the “Company”), announced that the Company and Deverl Maserang, the Company’s President and Chief Executive Officer, had agreed that Mr. Maserang’s employment with the Company would be terminated, without cause, effective September 30, 2023. The Company also announced that Mr. Maserang would complete his current term as a member of the Board of Directors of the Company (the “Board”) unless his permanent successor is identified prior to the end of his term.

On September 8, 2023, Mr. Maserang informed the Board of his intention to resign as a member of the Board on September 30, 2023 in connection with the termination of his employment as President and Chief Executive Officer of the Company instead of completing his current term.

As previously disclosed, Mr. Maserang’s departure is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Upon departure from the Company, Mr. Maserang will receive the previously negotiated severance payments and benefits set forth in his Employment Agreement with the Company, dated September 6, 2019, which is described in the Company’s Annual Report on Form 10-K/A filed on October 27, 2022.

Forward Looking Statements

The Company may from time to time make written or oral “forward-looking statements”, including statements contained in this Current Report on Form 8-K and in the Company’s other filings with the Securities and Exchange Commission. These forward-looking statements include statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, estimates, and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors, many of which are beyond the Company’s control. The words “may”, “could”, “should”, “will”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, and similar expressions are intended to identify forward-looking statements. All such statements are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company, except as may be required by applicable law or regulations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2023

FARMER BROS. CO.

By:	/s/ Jared Vitemb
Jared Vitemb
VP, General Counsel, Secretary and Chief Compliance Officer